SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2011
M&T BANK CORPORATION
(Exact name of registrant as specified in its charter)

New York	1-9861	16-0968385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One M&T Plaza, Buffalo, New York 14203
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (716) 842-5445
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.
     On May 31, 2011, M&T Bank Corporation (“M&T”) issued 50,000 shares of a new series of Perpetual 6.875% Non-Cumulative Preferred Stock, Series D, par value $1.00 per share and liquidation preference of $10,000 per share (the “Series D Preferred Stock”) in connection with M&T’s capital plan in order to supplement M&T’s Tier 1 Capital (as described in M&T’s Current Report on Form 8-K dated as of May 11, 2011).

     The Series D Preferred Stock ranks senior to the common stock of M&T as to dividends and rights on liquidation. Accordingly, upon issuance of the Series D Preferred Stock on May 31, 2011, the ability of M&T to declare or pay dividends on, or purchase, redeem or otherwise acquire, shares of its common stock will be subject to certain restrictions in the event that M&T fails to pay dividends on its Series D Preferred Stock for the then most recently completed semi-annual dividend period. These restrictions are set forth in the Certificate of Amendment establishing the terms of the Series D Preferred Stock (the “Certificate of Amendment”), a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference. This summary does not purport to be complete and is qualified in its entirety by reference to the Certificate of Amendment.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On May 27, 2011, M&T filed with the New York State Department of State the Certificate of Amendment for the purpose of fixing the designations, preferences, limitations and relative rights of the Series D Preferred Stock. The Certificate of Amendment became effective immediately upon filing. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference. This summary does not purport to be complete and is qualified in its entirety by reference to the Certificate of Amendment.
Item 8.01 Other Events.
     On May 27, 2011, M&T executed an Amendment to its Replacement Capital Covenant, dated as of January 31, 2008 (the “Replacement Capital Covenant”). M&T executed the Replacement Capital Covenant in favor of and for the benefit of each Covered Debtholder in connection with the issuance by M&T of $350,010,000 aggregate principal amount of its 8.500% Junior Subordinated Debentures due 2068 to M&T Capital Trust IV, a Delaware statutory trust (the “Trust”) and the issuance by the Trust of $350,000,000 aggregate liquidation amount of its 8.500% Capital Securities.
     The intent and effect of the Amendment is to provide the Covered Debtholders with the potential benefit of the proceeds from the issuance by the Corporation of any and all Replacement Capital Securities after May 27, 2011 (the effective date of the Amendment) without regard to the date of such issuance, and without double counting proceeds received in any prior Measurement Period with respect to the securities covered by the Replacement Capital Covenant.
     Capitalized terms used but not defined in this Item 8.01 have the meanings set forth in the Replacement Capital Covenant, as amended.
     The Replacement Capital Covenant is attached as Exhibit 99.1 incorporated herein by reference. A copy of the Amendment is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
     The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit
3.1	Certificate of Amendment to Certificate of Incorporation with respect to Perpetual 6.875% Non-Cumulative Preferred Stock, Series D dated May 26, 2011.
99.1	Replacement Capital Covenant of M&T Bank Corporation dated as of January 31, 2008 (incorporated by reference to Exhibit 99.1 of M&T Bank Corporation’s Form 8-K dated January 31, 2008).
99.2	Amendment to Replacement Capital Covenant of M&T Bank Corporation, dated as of May 27, 2011, amending the Replacement Capital Covenant, dated as of January 31, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, M&T Bank Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&T BANK CORPORATION
/s/ René F. Jones
René F. Jones
Executive Vice President and Chief Financial Officer

Date: May 31, 2011

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
3.1	Certificate of Amendment to Certificate of Incorporation with respect to Perpetual 6.875% Non-Cumulative Preferred Stock, Series D dated May 26, 2011.
99.1	Replacement Capital Covenant of M&T Bank Corporation dated as of January 31, 2008 (incorporated by reference to Exhibit 99.1 of M&T Bank Corporation’s Form 8-K dated January 31, 2008).
99.2	Amendment to Replacement Capital Covenant of M&T Bank Corporation, dated as of May 27, 2011, amending the Replacement Capital Covenant, dated as of January 31, 2008.